UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 16, 2013
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

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Item 5.07.	Submission of Matters to a Vote of Security Holders	1
	Signature	2

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting of Shareholders of the Company was held on May 16, 2013 (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company approved the following matters submitted to them for consideration:

				Broker
Election of Directors, Terms Expire in 2014	Votes For	Votes Against	Abstain	Non-Votes
C. David Brown, II	87,752,968	3,319,235	435,352	21,526,801
John E. Bush	88,937,784	2,269,482	300,289	21,526,801
Thomas I. Morgan	87,754,193	3,310,150	443,212	21,526,801

Proposal to Reapprove the Material Terms of Performance-Based Awards Under the Rayonier Non-Equity Incentive Plan	89,406,669	1,676,684	424,202	21,526,801

Advisory Vote on the Compensation of Our Named Executive Officers	88,218,451	2,797,215	491,889	21,526,801

Ratification of Auditors	112,327,753	456,501	250,102	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ JOSEPH L. IANNOTTI
Joseph L. Iannotti
Vice President and Corporate Controller
May 21, 2013

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